UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Appointment of New Directors.

On October 1, 2020, the Board of Directors (the “Board”) of Semtech Corporation (the “Company”) increased the size of the Board to 11 members and appointed each of Paula LuPriore and Martin S.J. Burvill to serve as a director of the Company effective October 1, 2020. The Board has determined that each of Ms. LuPriore and Mr. Burvill is an independent director under the listing standards of the Nasdaq Stock Market (“Nasdaq”). Ms. LuPriore and Mr. Burvill currently have not been appointed to any committees of the Board.

There are no other arrangements or understandings between either of Ms. LuPriore and Mr. Burvill and any other persons pursuant to which they were selected as a director. Neither Ms. LuPriore nor Mr. Burvill have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As non-employee directors, each of Ms. LuPriore and Mr. Burvill will be compensated for her and his service on the Board in accordance with the Company’s Policy Regarding Director Compensation (the “Director Compensation Policy”). In accordance with the Director Compensation Policy, each of Ms. LuPriore and Mr. Burvill will receive a retainer of $45,000 per year for her and his service on the Board. Also in accordance with the Director Compensation Policy, on October 1, 2020 (the “Grant Date”), each of Ms. LuPriore and Mr. Burvill was granted the following equity awards under the Company’s 2017 Long-Term Equity Incentive Plan:

•	Initial Non-Deferred RSU Award:

•

A number of restricted stock units determined by dividing $70,000 by the per-share closing price (in regular trading) of a share of the Company’s common stock on the Nasdaq on the Grant Date, multiplying that number of units by the Initial Fraction (as defined below), and rounding the number of units so produced down to the nearest whole unit. The “Initial Fraction” is the fraction (not greater than one) determined by dividing (1) the number of days in the period beginning with the Grant Date through and including June 30, 2021, by (2) 365.

•

Such Initial Non-Deferred RSU Award will vest in full on the earlier of (1) the one-year anniversary of the Grant Date and (2) the date immediately preceding the date of the Company’s annual meeting of stockholders that occurs in 2021, subject to the non-employee director’s continued service to the Company through such vesting date. The award is subject to accelerated vesting in accordance with the Director Compensation Policy.

•

To the extent then vested, restricted stock units subject to the Initial Non-Deferred RSU Award will be paid in an equal number of shares of the Company’s common stock as soon as practicable following (and in all events within two and one-half months after) the earlier to occur of (1) the one-year anniversary of the date of grant, or (2) the non-employee director’s separation from service on the Board. The award is otherwise to be evidenced by and subject to the terms and conditions of the Company’s current standard form of restricted stock unit award agreement for non-deferred awards to non-employee directors.

•	Initial Deferred RSU Award:

•

A number of restricted stock units determined by dividing $80,000 by the per-share closing price (in regular trading) of a share of the Company’s common stock on the Nasdaq on the Grant Date, multiplying that number of units by the Initial Fraction (as defined above), and rounding the number of units so produced down to the nearest whole unit.

•

Such Initial Deferred RSU Award will vest in full on the earlier of (1) the one-year anniversary of the Grant Date and (2) the date immediately preceding the date of the Company’s annual meeting of stockholders that occurs in 2021, subject to the non-employee director’s continued service to the Company through such vesting date. The award is subject to accelerated vesting in accordance with the Director Compensation Policy.

•

To the extent then vested, restricted stock units subject to the Initial Deferred RSU Award will be paid in cash as soon as practicable following (and in all events within two and one-half months after) the non-employee director’s separation from service on the Board. The award is otherwise to be evidenced by and subject to the terms and conditions of the Company’s current standard form of restricted stock unit award agreement for deferred awards to non-employee directors.

The Company will enter into its standard form of indemnification agreement for Board members (the “Indemnification Agreement”) with each of Ms. LuPriore and Mr. Burvill. The form of Indemnification Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2010. The Director Compensation Policy is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 29, 2018.

Item 7.01	Regulation FD Disclosure.

On October 1, 2020, the Company issued a press release regarding the appointment of each of Ms. LuPriore and Mr. Burvill to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the copy of the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including the copy of the press release attached hereto as Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Semtech Corporation Press Release dated October 1, 2020. (This Exhibit 99.1 is being furnished and shall not be deemed “filed” as set forth in Item 7.01 hereof.)

104	The Cover Page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

	By:	/s/ Emeka N. Chukwu
Date: October 1, 2020		Emeka N. Chukwu
Executive Vice President and Chief Financial Officer